ADMINISTRATOR AGREEMENT

This Administrator Agreement (the “Agreement”) is effective as of July 1, 2013, between Federated National Insurance Company (the “Company”) and SageSure Insurance Managers LLC  (the “Administrator”). Capitalized terms not specifically defined herein have the meanings ascribed to them in Section 25 of this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Administrator hereby agree as follows:

1.	Authority

In carrying out the business contemplated under this Agreement, the Administrator agrees and is hereby authorized:

(A)	To procure and evaluate applications for insurance of the type set forth in Exhibit A to this Agreement.
(B)	To underwrite risks and determine appropriate premiums for insurance policies of the type set forth in Exhibit A (the “Underwriting Guidelines”) and in accordance with applicable laws and regulations.
(C)

To negotiate, quote, bind, arrange for countersignature of and deliver such policies, endorsements, certificates, binders, and related filings, if any, pursuant to this Agreement, the Underwriting Guidelines and applicable laws and regulations.

(D)

To have only the “Authorized Representatives” of the Company identified in Exhibit A to this Agreement sign policies, endorsements, certificates, binders, and related filings, if any, for insurance coverage issued pursuant to this Agreement.

(E)	To process cancellation and non-renewal of policies as directed by the Company in accordance with applicable laws, regulations and the Underwriting Guidelines.

In addition, and subject to the restrictions on authority contained elsewhere in this Agreement, the Administrator shall have the required incidental authority necessary to fulfill its obligations hereunder, and such additional authority that may be extended by the Company in writing.

_______________________

*****Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

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2.	Restrictions on Authority

The Administrator further agrees that:

(A)

The Administrator shall not underwrite risks for insurance policies other than as prescribed in Exhibit A, unless the Administrator requests and receives prior written approval from the Company for such risks. Any approval granted by the Company is limited to the specific risks for which approval has been sought unless expressly noted in writing otherwise by the Company.

(B)

The Administrator understands and agrees that there will be no deviation from filed and approved forms and shall not waive any condition or make any change to the Company’s insurance policies, endorsements or applications without the Company’s prior written consent.  In addition, as applicable to statutory requirements, if the Administrator determines that any policy requires the manuscripting of a new policy form or coverage part, the Administrator shall notify the Company of such need or requirement as soon as practicable.

(C)

The Administrator shall not, without the Company’s prior written consent pursuant to 1.D, (i) appoint insurance producers or sub-insurance producers to bind insurance coverage or countersign policies on behalf of the Company, or (ii) make any other agreement rendering the Company liable for the payment or repayment of expenses, commissions or other sums.

(D)

The Administrator shall not negotiate, solicit, quote, bind, arrange for countersignature of or deliver on behalf of the Company policies, endorsements, certificates or binders in any jurisdiction or territory, unless otherwise authorized in writing to do so by the Company.

(E)

The Administrator shall not negotiate or bind ceded or assumed reinsurance or retrocessions of any kind on behalf of the Company or commit the Company to participate in insurance or reinsurance syndicates, pools, agency reinsurance arrangements or joint ventures of any nature.

(F)	The Administrator shall not adjust, compromise or settle claims on the Company’s behalf.
(G)	The Administrator is bound by separate agreement titled Federated National Insurance Company Logo Usage Agreement
(H)	The Administrator shall not charge any broker fees or service fees without express written authorization from the Company, other than the fees listed in filed and approved Company rates.
(I)

Administrator will work cooperatively with Company to make any adjustments to Underwriting Guidelines as mutually agreed.  Should Company require changes to Underwriting Guidelines that it determines in its sole discretion, Company will provide written notice as follows:

a.	For changes reducing eligible policies by less than 5% (as calculated based on prior 12 months of new business policies for each affected state(s)) – 60 days written notice 2 AM 20767075.1

b.

For changes reducing eligible policies by more than 5% (as calculated based on prior 12 months of new business policies for each affected state(s)) either in a single change or multiple changes that result in more than 5% – 180 days written notice

c.	For changes in catastrophe modeling versions yielding a 1:100 return time Probable Maximum Loss (“PML”) greater than 15% - 90 days written notice
d.	For changes in the reinsurance rate on line costs greater than 15% - 90 days written notice
e.

After the first twelve months of operations, if, in any six-month reporting period, the ratio of Incurred Losses to Gross Earned Premiums (the “Loss Ratio” as defined by loss and loss adjustment expense both paid and reserved divided by gross earned premium for the same period) exceeds fifty percent (50%), with 10 days written notice to Administrator, Company shall have the right to take reasonable action to reduce said Loss Ratio. Such actions could include the immediate suspension of writing new and or renewal business in territory under review or, any reasonable action the Company or its unaffiliated reinsurers deem necessary to reduce the Loss Ratio. Such actions shall remain in place until the loss ratio for subsequent rolling six-month periods falls below 50% (or at any time Administrator and Company mutually agree in writing), at which time Company will be obligated to remove such restrictions.

f.	For declines greater than 10% in the Company’s statutory surplus from quarter to quarter and year to year as filed in connection with NAIC filing requirements – 90 days written notice.
g.	For any diminished or exhausted reinsurance capacity used in connection with policies written under this agreement such as facultative, excess of loss, or quota share treaties.

3.	Warranties, Representations and Covenants

The Administrator warrants, represents, and covenants:

(A)

That: (i) the Administrator has all licenses necessary to conduct the business described in this Agreement, and (ii) the Administrator shall maintain during the term of this Agreement and for the period of time during which it has continuing obligations under this Agreement all licenses necessary to conduct the business described in this Agreement.  In the event that any such license held by Administrator or its Authorized Representatives expires or terminates, for any reason, the Administrator shall immediately notify the Company and such Authorized Representative shall not be

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authorized to exercise any authority granted herein in any state or states in which the license has been lost as of the date of such license(s) expiration or termination.  In the event that any such license held by the Administrator expires or terminates, for any reason, the Administrator shall immediately notify the Company and this Agreement shall be immediately suspended in the applicable state or states as of the date of such license(s) expiration or termination, unless within one week from the date the Company receives written notice of the license expiration or termination from the Administrator, the Company agrees, in writing, to modify the provisions set forth herein.  However, nothing in this section shall affect the Administrator’s obligation to perform any obligation under this Agreement for which a license is not required.

(B)

That the Administrator shall operate at all times in compliance with this Agreement and the Exhibits attached hereto and with all applicable laws and regulations.  The Administrator agrees that it is its responsibility to know and comply with the laws and regulations applicable to it under this Agreement and the business contemplated hereunder, including, but not limited to: (i) laws and regulations regarding notices to insureds and prospective insureds; (ii) applicable unfair trade laws and regulations; and (iii) record retention laws and regulations.

(C)

That the Administrator shall maintain at its own cost and expense, for the term of this Agreement and for the period of time during which it has continuing obligations under this Agreement, an insurance policy (policies) covering errors and omissions in the amount of $5,000,000 with an insurer acceptable to the Company (a copy of which has been provided to the Company prior to the execution of this Agreement) and obtain from the policy issuing insurer an original certificate of insurance addressed to (and which shall be forwarded to) the Company.

(D)

That within forty-five (45) days after the execution of this Agreement, the Administrator shall provide the Company with evidence of fidelity bond in the amount of at least $500,000.  Such bond shall, for the duration of this Agreement and the period in which the Administrator has any continuing obligations hereunder, contain such terms as are reasonably satisfactory to the Company.

(E)

That the Administrator now has and shall maintain for the duration of its obligations under this Agreement a licensed staff consisting of an adequate number of competent and trained personnel who have the underwriting expertise to select, underwrite, and price the business covered by this Agreement.

(F)

That the Administrator shall maintain a staff consisting of an adequate number of competent and trained personnel, including computer support personnel, such supplies and equipment, including computer hardware and software, and such procedures as are necessary to administer and supervise all aspects of the business covered by this Agreement, including but not limited to the

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servicing of policies and the billing and collection of premium due from policyholders, Authorized Representatives and sub-insurance producers.

4.	Additional Duties of the Administrator

The Administrator also agrees:

(A)	To collect, receive and account for premiums on insurance policies issued pursuant to this Agreement.
(B)

That all bank account, lock box, credit card and ACH fees shall be paid by the Administrator. The Administrator shall receive all billing setup and installment fees to offset the cost of these charges.

(C)

That the Administrator shall be responsible to ensure that its operations and the business produced complies with all applicable laws and regulations.  Without limiting the foregoing, the Administrator agrees that it shall cooperate with the Company or its designated representative to ensure that the business produced is in compliance with underwriting loss control requirements as specified in writing by the Company.  In the event the performance of any duty or obligation of the Administrator herein would constitute the unauthorized practice of insurance by the Company in an applicable jurisdiction, the Administrator shall immediately notify the Company and this Agreement shall be immediately suspended or modified in such jurisdiction.  If such a suspension shall frustrate the purposes of this Agreement, the Agreement shall terminate unless the parties agree to amend this Agreement so that the performance by the Administrator does not constitute the unauthorized practice of insurance by the Company.

(D)	That the Administrator shall ensure, according to applicable law that sub-insurance producers are properly licensed.
(E)

That, except as otherwise expressly noted herein or as agreed to by the Company in writing, that the Administrator shall be responsible for costs, fees and expenses incurred in connection with the production of business hereunder, excluding any expenses requested by the Company which are not required by statute or regulation. Sub-producers of Administrator act as a broker for the policyholder and are generally not required to be appointed as agent of Company.  However, certain state insurance laws do require sub-producers of Administrator acting as broker for policyholder to be appointed by Company.  Administrator shall be responsible for sub-producer licensing and appointment expenses in those states that require sub-producers of Administrator acting as broker of policyholder to be appointed. Company has the right to appoint any sub-producer of Administrator at the Company’s own expense.

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(F)	That the Administrator shall comply with reasonable instructions or directions received from the Company.
(G)	That the Administrator shall maintain updated manuals for all lines of business to which this Agreement now or hereinafter applies if necessary;
(H)

That if the Administrator cancels or non-renews policies as directed by the Company in accordance with applicable laws, regulations and the Underwriting Guidelines, that the Administrator shall retain copies of any notices (and original proofs of mailing of same) sent to policyholders to effect such cancellation or non-renewal and shall make copies of the notices and the original proofs of mailing available to the Company upon request.

(I)

With regard to claims against the Company under policies written pursuant to this Agreement, that the Administrator shall promptly report such claims to the Company and/or the claim administrator selected by the Company as the claim administrator for the business produced under this Agreement.  The Administrator shall assist and cooperate with the Company or its designee in the investigation and handling of claims (including, but not limited to, the Company’s related salvage and subrogation efforts and claims against others for indemnification) as the Company may from time to time request; and with regard to any other claims against the Company of which the Administrator receives written notice or otherwise becomes aware, to promptly report such claims to the Company.

(J)

Unless otherwise required by law or regulations, that the Administrator shall refer state insurance department contacts, requests or inquiries regarding matters relating to business subject to this Agreement, including requests for access to or copying of records, to the Company.  In the event of any such contacts, requests or inquiries, the Administrator shall promptly notify the Company of the contact.  In addition to the obligations specified above, unless prohibited by law or regulation, the Administrator shall promptly notify the Company of any contact, request or inquiry by any other governmental official or agency regarding matters relating to business subject to this Agreement. The Administrator (to the extent possible) will prepare responses to regulatory questions arising from activities relating to this Agreement and submit them to the Company for approval prior to the Company filing response with respective authorities. The Administrator will cooperate with the Company in the resolution of any complaints or inquiries by a governmental agency.

(K)

To keep accurate, complete and separate, written records of all transactions affecting business written on behalf of the Company under this Agreement and to file all necessary affidavits and reports as may be required by applicable laws and regulations.  Without limiting the foregoing, the Administrator agrees, at a minimum to maintain copies of all policy forms, rate exhibits, rules and manuals supplied by the Company. The Administrator shall also maintain policy records and shall

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account for all policies furnished or supplied to the Company.  The underwriting files to be maintained by the Administrator shall at a minimum consist of a policy application, policies issued, and proof of mailing for all notices required by law or regulation, including but not limited to cancellation and non-renewal notices.

(L)

That the separate records (whether in paper or electronic form) of business for the Company must be maintained by the Administrator for the greater of: (i) seven (7) years from the termination of the policy to which the record relates; or (ii) the length of time required by applicable law or regulation.  Before the Administrator destroys or discards any of such records, the Administrator agrees to give the Company 60 days written notice of its intention to do so.  If during that 60 day period the Company expresses the desire to maintain such files, the Administrator shall, at Company’s expense, send or deliver such files to the location directed by Company.

(M)

In the event this Agreement is terminated by either party, the Administrator shall maintain the records in accordance with the preceding paragraph, and in the event that the Company requests duplicate copies of the records, the Administrator shall provide duplicates to the Company at the Company’s expense. Also, in the event of an examination by any governmental authority which regulates the Company, Administrator agrees to cooperate with the Company during any such examination, inspection and/or audit and agrees that it shall make any and all files available to such regulatory authority at the time and place the Company specifies.  In the event duplicate files need to be shipped, the Company shall bear the cost of duplicating and shipping such files.  The Administrator shall certify that the duplicate files provided for review by the regulatory authority are true and complete copies of the original files.

(N)

That the records maintained relating to business produced under this Agreement are jointly owned by the Company and the Administrator. Accordingly, all books, papers and records relating to the business of the Company under this Agreement or any other agreement related thereto, shall be open for inspection or copying by duly authorized representatives of the Company at all times during the continuance of this Agreement and any policies issued hereunder, and for the duration of the records retention requirements hereunder and shall survive the suspension or termination of this Agreement.  Subject to sub-paragraph (K) above, the right of access and copying shall also be available to any state commissioner, director or superintendent of Insurance, or their designees, with jurisdiction over the Company.  Further, the Administrator and the Company agree that they will not deprive or impede the other party’s rights under this paragraph due to the existence of a dispute or disagreement between the parties.  The Administrator agrees that its failure to fully comply with this paragraph: (i) could cause serious and irreparable harm to the Company, and (ii) serves as adequate

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justification for the Company’s seeking and obtaining an ex parte court order or injunction permitting the Company (or its duly authorized representatives) access to such records for immediate removal or copying at the Administrator’s offices or at some other location approved by the court issuing the order or injunction.  If copying of the records is authorized, the Administrator agrees to reimburse the company for all costs and expenses incurred in copying the records.

(O)	That the Administrator shall provide copies of any and all policies, endorsements, or other evidences of insurance to the Company upon request.
(P)

That the Administrator shall provide, where permitted by law, written notice to the Company, of any proposed or completed sale, transfer, merger, consolidation or reorganization involving (i) the Administrator, (ii) a controlling interest in the Administrator, (iii) any company that has a controlling interest in the Administrator, or (iv) involving a majority of its assets. However, in no event shall such written notice be given later than the date of any public announcement of: (a) the proposed transaction or change, or (b) the execution of an agreement concerning the proposed transaction or change.

(Q)

That the Administrator shall not take any actions to impede or interfere with the Company’s rights and ability to recover from third parties, whether any such right of recovery is based in tort or contract.

(R)

That the Administrator shall perform all duties imposed upon it under any reinsurance agreement applicable to the business authorized herein, copies of which shall be provided to the Administrator.  The Company agrees to advise the Administrator of any such duties prior to the effective date of any proposed reinsurance and the Administrator shall be entitled to additional reasonable compensation to be negotiated between the parties, and approved in writing by the Company, if such duties impose material additional costs or duties upon the Administrator.

(S)	To perform its duties hereunder in accordance with the applicable laws and regulations.
(T)	That the Administrator shall maintain workers’ compensation insurance for its employees in accordance with applicable laws and regulations.
(U)

That, to the extent the Administrator engages in any premium finance transactions, which require the prior written approval of the Company, the Administrator (i) shall do so in accordance with all applicable laws and regulations and (ii) does so solely on its own account and at its own risk.  The Administrator shall be solely liable for any extensions of credit of premium or premium financing to policyholders or sub-insurance producers and for the full amount of any premiums due to the Company on policies written under this Agreement regardless of whether the Administrator has collected the premium due from the policyholder or the sub-producer.

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(V)

That, in addition to any reports contemplated by this Agreement, the Administrator shall provide the Company with such additional written reports as the Company may reasonably request from time to time including, without limitation, the reports set forth in Exhibit C.

(W)

That the Administrator shall submit to the Company a business plan that includes a 3 year operational pro forma by state and agrees to update the pro forma from time to time as requested by the Company.

(X)

That the Administrator shall prepare or cause to prepare, all such necessary policy forms, rate exhibits and associated rules and manuals as may be required by such regulatory authorities for the business subject to this Agreement in fillable formats for the applicable statutory authority and sufficient to gain statutory approval.

(Y)	That the Administrator shall provide its Decision Support Services at no additional cost.

5.	Company Duties
(A)

The Company shall pay all premium taxes, board fees and other taxes on premiums incident to policies written by the Administrator for business subject to this Agreement on behalf of the Company.  The Company shall file for approval with State Insurance Departments: all policy forms, rate exhibits and associated rules and manuals as may be required by such regulatory authorities for the business subject to this Agreement or provide Administrator with necessary authority to file rates and forms on behalf of Company.  The Company shall provide the Administrator with a list of such approved documents and copies of such documents unless the documents are contained in the manuals and other documents the Administrator is required to maintain under this Agreement.

(B)

Company shall work cooperatively with Administrator to file rates and forms in the states of Louisiana, Georgia and Alabama within 5 business days of delivery of final rates and forms by Administrator or provide Administrator with necessary authority to file rates and forms on behalf of Company.

(C)	The Company shall notify the Administrator in a timely manner of any changes to its rates, rules and forms applicable to insurance subject to this Agreement as ordered by regulatory authority.
(D)	The Company shall maintain at least an “A” rating by Demotech.
(E)	The Company shall perform all other duties and obligations of the Company required elsewhere in this Agreement
(F)	The Company will maintain affiliation with ISO and other bureaus as needed to provide forms and access to information needed for compliance with filed manual, rates and forms. 9 AM 20767075.1

(G)

Each year in which premium is earned from policies bound under the terms of this Agreement, the Company shall provide the Administrator with the following information:  (i) within 30 days following the Company’s annual reinsurance placement for policies subject to this Agreement, the deemed (or actual) program reinsurance structure and associated costs; (ii) within 75 days following December 31, details for profit sharing (as set forth in Exhibit B), including the Actual Gross Earned Premiums, Actual Ceded Premiums for Excess-of-Loss and Per Risk Reinsurance, Actual Incurred Losses and ALAE excluding any Bulk Reserves, Actual Recoveries from Excess-of-Loss Reinsurance, Actual Recoveries from Per Risk Reinsurance, and Actual Booked Taxes, Licenses and Fees (as such terms are used in Exhibit B).  Each year this Agreement is in effect, the Company shall remit any profit sharing payment due to the Administrator in accordance with Exhibit B within 15 days of receipt of final calculation.

(H)

Neither the Company nor any of its affiliates shall accept any applications for policies authorized in Exhibit A or available in rates and forms created by Administrator unless submitted by the Administrator or its affiliates.  If the Company or its affiliates accepts any applications for policies from any other producers, instead of through the Administrator or in any other manner circumvents the intent of this paragraph, then the Administrator shall still receive compensation from the Company in accordance with Exhibit B as if the policies were produced by the Administrator.  This paragraph shall survive the termination of this Agreement for a period of 3 years unless this Agreement is terminated by the Company, or there is an automatic termination due to some act or failure to act by the Administrator, pursuant to paragraph 10.C or 10.D, in which case this paragraph will survive for a period of 90 days.

(I)

The Company shall make best efforts to gain admission into the remaining states as noted on Exhibit A (2). It is understood that there are no guarantees that the Company will succeed with its application process, despite the Company’s best efforts to gain the necessary regulatory approval for admission in those state where the Company is not currently admitted. Administrator agrees to hold the Company harmless for failure to obtain and / or maintain regulatory approval.

6.	Payment and Accounting Responsibilities
(A)

Premiums and all other funds collected by the Administrator will be held, in a fiduciary capacity as trustee for Company until delivered to Company. All premiums, net of (i) Commission, (ii) policy fees and inspection fees, and (iii) set up and installment fees on payment plans, collected by Administrator with respect to the Policies are the property of Company. The Company and Administrator shall agree to designate the bank account in such a manner as to clearly establish that Administrator is

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holding and acting as fiduciary for Company with respect to the funds in the account.  The premiums received by Administrator shall be kept in a fiduciary bank account in a financial institution selected by Administrator (“Program Bank Account”) provided, however, that: (a) said institution must be a member of the Federal Reserve System; (b) Administrator’s fiduciary account therein must be insured by the Federal Deposit Insurance Corporation (c) The Program Bank Account has on line banking capacity sufficient to allow both Company and Administrator secured on-line access. Company authorizes Administrator to retain the interest income earned on the premiums held by Administrator prior to the due date for payment to Company.  Administrator must segregate and shall not commingle premiums collected on behalf of Company with other fiduciary funds received by Administrator in the operation of its business. Company will have access during ordinary business hours to such books and records as they pertain to Company’s premiums.    All expenses relating to the fiduciary account described herein shall be borne solely by Administrator. Company authorizes Administrator, to the extent permitted by applicable law, to charge and retain billing fees with respect to Policies billed on an installment basis.

(B)

The Administrator shall prepare and submit to the Company within ten (10) days after the end of each month a bordereau report showing all premiums, policy fees, inspection fees, Surcharges, amounts written, earned and collected; and details of all compensation due to Administrator. The Administrator shall also provide the Company with such other information that it may reasonably require to satisfy its own internal reporting requirements as outlined in Exhibit C and any reporting requirements for the applicable reinsurer.

(C)	The Administrator will transfer money to the Company 30 days after the end of each month that represents premiums collected less amounts due to Administrator as detailed in Exhibit B.
(D)	The Administrator shall only have the authority to prepare online transfers against the Program Bank Account, for the following purposes:
a.	Payment of monies due insureds in connection with return premiums and endorsements relating to insurance produced under this Agreement;
b.	Refund of monies received in account for policies related to other insurance carriers;
c.	Payments of amounts due the Administrator in accordance with Exhibit B of this Agreement from the Program Bank Account; including for interest earned by the Program Bank Account; and
d.	Payments to the Company.

Consistent with the Administrator’s reporting obligations under this Agreement, the Administrator shall furnish supporting documentation for all transfers from the Program Bank Account.

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(E)

The Administrator shall be liable to the Company for any and all premiums due on insurance produced under this Agreement, including amounts that are still in transit to the Program Bank Account. The Administrator shall report monthly to the Company any earned premiums that were uncollectible from policyholders. The Administrator is responsible to pay the Company for any uncollected premiums exceeding 90 days old under this Agreement, except for uncollected premium caused by any action taken by Company or state regulatory authority preventing Administrator from collecting premium in the normal course of business.

7.	Administrator’s Status

The Administrator and the Company further agree that:

(A)

The Administrator is an independent contractor, not an employee of the Company, and has exclusive control over its time, the conduct of its operations and the selection of the companies with which it does business.  Neither the term “Administrator” nor anything contained in this Agreement shall be construed as creating an employer/employee relationship between the Company and the Administrator, nor shall the Administrator be authorized to act on behalf of the Company except as expressly authorized in this Agreement.  Neither party to this Agreement shall solicit an individual for employment while such individual is employed with the other party.

(B)

Except as otherwise provided in this Agreement, the Administrator shall be responsible for all expenses incurred in producing the business authorized and in fulfilling its obligations under this Agreement unless the Company agrees otherwise in writing.

8.	Indemnification
(A)

The Administrator, its  successors and assigns agree to indemnify and hold the Company harmless against all liability including but not limited to damages, losses, fines, penalties (including, but not limited to, market conduct fines, penalties or assessments issued by governmental authorities, but excluding consequential and punitive damages), and reasonable costs and expenses of whatsoever kind, including but not limited to fees and disbursements of counsel, which the Company is or may be held liable to pay arising out of: (i) the Administrator’s failure to comply with the terms of this Agreement; and/or (ii) the willful or negligent acts or omissions of the Administrator, its employees and/or its agents or assigns.  The Administrator shall also indemnify the Company against all such liability occasioned by the actions of any of the Authorized Representatives or any countersignature agents appointed at its behest or pursuant to its recommendation.  The Company agrees that

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conditions precedent to such indemnification, are: (a) the Company’s prompt notification to the Administrator of any claim or suit against the Company regarding business written under this Agreement and/or any matters which appear reasonably likely to involve acts or omissions discussed in this sub-paragraph except to the extent any delay does not have a material adverse affect on the Administrator’s ability to handle such claim or suit; (b) the Company’s cooperation with the Administrator in handling such claim or suit; and (c) the Company allowing and assisting the Administrator in making such investigations or defending such matters as the Administrator in its reasonable discretion deems prudent.

(B)

The Company agrees to indemnify and hold the Administrator harmless against all liability including but not limited to damages, losses, fines, penalties (excluding consequential and punitive damages) and reasonable costs and expenses of whatsoever kind including but not limited to fees and disbursements of counsel, which the Administrator is or may be held liable to pay arising out of:  (i) the willful or negligent acts or omissions of the Company; (ii) the Company’s failure to comply with the terms of this Agreement; and/or (iii) any act or omission of the Administrator based solely or in substantial part upon procedures prescribed by the Company pursuant to this Agreement or upon direction or instruction by the Company during the period that this Agreement shall be in force and effect, including the period in which Administrator may have any continuing obligations hereunder.  The Administrator agrees that conditions precedent to such indemnification, are: (a) the Administrator’s prompt notification to the Company of any claim or suit against the Administrator regarding business written under this Agreement and/or any matters which appear reasonably likely to involve acts or omissions discussed in this sub-paragraph except to the extent any delay does not have a material adverse effect on the Company’s ability to handle such claim or suit; (b) the Administrator’s cooperation with the Company in handling such claim or suit; and (c) the Administrator allowing and assisting the Company in making such investigations or defending such matters as the Company in its reasonable discretion deems prudent.

9.	Commission

The Administrator and the Company agree that:

(A)

The commission, fees and profit sharing payments to be paid by the Company to the Administrator for business produced by the Administrator under this Agreement shall be as set forth in Exhibit B of this Agreement.  For purposes of computing commissions, the rates set forth in Exhibit B shall be applied to the relevant final gross written premium.  For the purposes of this Agreement, the term

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“final gross written premium” shall mean the final written premium, exclusive of fees and Surcharges, charged for each policy written hereunder.

(B)	The commission, policy fees, inspection fees, setup and installment fees, interest, and profit sharing payments set forth in Exhibit B shall be the sole remuneration paid to the Administrator.

10.	Termination and Suspension

The Administrator and the Company further agree that:

(A)

The authorization of the Administrator to write any one or more of the classes of insurance authorized to be written pursuant to this Agreement, may be terminated: (i) by mutual consent of the parties to this Agreement at any time; (ii) by either party giving written notice to the other party, which written notice must be received at least 360 days prior to the effective date of termination; (iii) by the Company upon 60 days written notice to the Administrator in the event that any legislation or regulation has a materially adverse effect on the ability of the Company and the Administrator (as may reasonably be determined by the Company or the Administrator in its sole discretion) to carry out the purposes of this Agreement; or (iv) by the Company, in its sole discretion, upon 60 days written notice to Administrator upon a “Change in Control” of the Administrator.  For purposes of this Agreement, a Change of Control of the Administrator shall be deemed to have occurred at such time as: (a) any sale, lease, exchange or other transfer (in one transaction or a series of transactions) of all or substantially all of the assets of the Administrator; or (b) Andrew DiLoreto and Terrence McLean are no longer directly or directly affiliated (as owners, managers or otherwise) with Administrator; or (c) a plan of liquidation of the Administrator or an agreement for the sale or liquidation of the Administrator is approved and completed.

(B)

The authorization of the Administrator to write new business in any one or more of the classes of insurance authorized to be written pursuant to this Agreement may be suspended by the Company upon 90 days written notice to the Administrator in the event of (i) a 15% or more increase in the 1:100 PML, (ii) a 15% or more increase for the reinsurance rate on line costs in any territory where premiums are written subject to this Agreement, (iii) the Company’s statutory surplus to policyholders decreases by more than 10% in any one quarter or year, (iv) any material loss of reinsurance availability for any reason relating to treaties currently in place, or (v) the program’s ITD loss ratio exceeding 50%. The Company will allow 60 days for the Administrator to develop and submit a corrective plan of action and if the plan is satisfactory to the Company, in its reasonable discretion, then the suspension shall not take effect.

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(C)

Notwithstanding sub-paragraph (A) and (B) above, this Agreement shall terminate immediately if: (i) there has been an event of fraud, abandonment or gross and willful misconduct under this Agreement on the part of the Administrator or the Company materially affecting the interests of the other party; (ii) the Administrator has undergone an assignment for the benefit of creditors, has had a receiver appointed or has had a petition in bankruptcy filed by or against it; (iii) the representations, warranties and covenants contained in this Agreement shall prove false or misleading in any material way; or (iv) the Company fails to maintain at least an “A” rating by Demotech.

(D)

Notwithstanding sub-paragraph (A) and (B) above, if the Administrator shall commit any material breach of this Agreement or fail to comply with any reasonable instructions or directions from the Company, the Company may, in its sole discretion, suspend or terminate the authority of the Administrator under this Agreement, and the Company will be entitled to all legal rights of recovery from the Administrator.  The Company shall notify the Administrator in writing of any suspension or termination effected pursuant to this sub-paragraph.  Such suspension or termination shall be effective on the 10th business day following receipt of the written notice unless before such effective date the Administrator notifies the Company that it has cured the breach or failure or the Company and Administrator agree otherwise in writing.

(E)

Notwithstanding the foregoing, if there is a dispute between the Company and the Administrator concerning any violation or alleged violation of this Agreement or the Administrator’s failure or alleged failure to comply with any reasonable instructions or directions from the Company, then the Company may, in its sole discretion, immediately suspend or modify the authority of the Administrator under this Agreement during the pendency of such dispute.  Written notice shall be provided by the Company to the Administrator of any suspension affected pursuant to this sub-paragraph, which suspension shall be effective upon receipt of such written notice unless otherwise specified by the Company in writing to the Administrator.  Such a suspension shall not effect, negate or in any way diminish the Company’s rights under this Agreement.

11.	Continuing Obligations During Suspension and After Termination

Upon termination or suspension of this Agreement or of the Administrator’s authority under this

Agreement, the Administrator shall:

(A)	continue to pay the Company all sums due the Company in the manner described in paragraph 6 above; 15 AM 20767075.1

(B)

continue to perform all customary and necessary services regarding all policies issued by the Administrator on behalf of the Company until all such policies have been completely canceled, non-renewed or otherwise terminated;

(C)	continue to perform all services and pay all expenses incurred in fulfillment of its obligation to collect premiums;
(D)

issue all applicable cancellation and/or non-renewal notices in full and complete compliance with this Agreement and applicable laws and regulations.  Except as may otherwise be required by law or regulation or as may otherwise be authorized in writing by the Company, any such cancellation and/or non-renewal notices shall be issued timely to ensure that the Company is not obligated to renew or extend any policy that has an expiration date after the date such termination or suspension is effective, or, if the termination or suspension notice given to the Administrator is less than 180 days written notice, 90 days after written notice of termination or suspension is received by the Administrator;

(E)

stop binding new coverage and issuing insurance and stop renewing business on behalf of the Company or extending the term of any existing business, except as may otherwise be required by law or regulation or as may otherwise be authorized in writing by the Company; and

(F)	continue to fulfill all other obligations to the extent that such obligations are not inconsistent with (A) through (E) above and the contents of the termination or suspension notice.

Following the termination of this Agreement, the Company shall continue to pay the Administrator all amounts due, as set forth in Exhibit B.

12.	Cancellation of Insurance
(A)

Nothing in this Agreement shall be construed as limiting or restricting the right of the Company to cancel any binder, policy, contract or other evidence of insurance issued under this Agreement in accordance with the cancellation provisions of such binder, policy, contract, other evidence of insurance and applicable law.

(B)

Return premiums for cancellations as a result of payment default under any premium finance plan shall be calculated in accordance with the terms of the applicable premium finance agreement except in those jurisdictions where such action is contrary to or otherwise provided for by law.

13.	Ownership of Expirations

The Company and the Administrator agree that:

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(A)

at the time of cancellation or termination of this Agreement, the Company will not make claim to any expirations and the Company acknowledges that the Administrator shall have sole ownership rights to all expirations.

(B)

in the event the Administrator owes the Company premium or other funds at the time of the termination of this Agreement, including but not limited to those that arise under paragraph 6, the Company shall be deemed to be the owner of the expirations until such time as the Administrator has satisfied in full its premium and other payment obligations hereunder.

14.	Notices

Except as otherwise provided herein or except as may be mutually agreed upon in writing during the normal course of business, all written administrative procedures, notices, requests or reports hereunder must be in writing, mailed by first class registered or certified mail (postage prepaid), overnight mail, electronic mail, or hand-delivered to the address below:

(A)	If to the Administrator:

Andrew P. DiLoreto

SageSure Insurance Managers, LLC

747 Third Avenue, 30th Fl.

New York, NY 10017

Email: *****

(B)	If to the Company:

Mike Braun

Federated National Insurance Company

14050 NW 14th Street, Suite 180

Sunrise, FL 33323

Email: *****

Addresses may be changed by written notice to all parties, in writing, signed by the addressee.  Notices sent by electronic mail will be effective upon the date sent, if sent on a business day before 12:01 p.m., Eastern Time.  If sent after 12:01 p.m. or on a day other than a business day, notice will be effective on the next business day. Written notice provided via first class registered mail shall be deemed received three days after the date it was sent, overnight mail shall be deemed received the day after it was sent, overnight courier and certified mail and hand-delivered notice shall be deemed received the date it was delivered.  In the event the date of deemed receipt falls on a Saturday, Sunday or a United States national holiday, the date of receipt shall be deemed to be the next business day.  The date of receipt or deemed receipt,

AM 20767075.1

regardless of the time of actual receipt, if received during the 9:00 am to 5:00 pm period at the recipient’s location, shall be the first day of any period of time provided for in any notice given under this Agreement.

15.	Limitations

Except as otherwise permitted under this Agreement, neither the Administrator nor its sub-insurance producers are authorized, and they are expressly forbidden:  to bind the Company by any promise or agreement; to incur any debt, expense or liability in the Company’s name or account; to enter into any legal proceedings in connection with any matter on the Company’s behalf; or to waive or alter any of the provisions of any policy issued by the Company.

16.	Modification and Enforcement of this Agreement
(A) Except as expressly noted herein, this Agreement and the exhibits hereto may not be changed or amended unless in writing signed by both parties.
(B) In the event a court of competent jurisdiction modifies or invalidates any provision of this Agreement, all other provisions of this Agreement shall remain in full force and effect.
17.	Applicable Law

This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Florida without application of the conflicts of laws provisions thereof.

18.	Headings

The paragraph headings are for reference only and will not limit or otherwise affect the meaning thereof.

19.	Waiver

A waiver by a party of any breach or default by the other party under this Agreement shall not constitute a continuing waiver or a waiver of any subsequent act in breach or in default hereunder.

20.	Comprehension and Non-Reliance

This Agreement is the product of arm’s length negotiations and the terms of this Agreement have been completely read, fully understood and voluntarily accepted by both the Administrator and the Company.  The parties represent that each has had full opportunity to consult its own attorney in connection with the preparation and review of this Agreement, that each understands the meaning and effect of this Agreement, that each has carefully read and understands the scope and effect of each provision contained

AM 20767075.1

in this Agreement, and that each is not relying upon any representations made by any other party, its attorneys or other representatives.

Further, the parties agree that, for purposes of interpretation, this Agreement shall not be deemed to have been drafted by one party or the other.

21.	Non-Assignability

Except as required by law, the rights and obligations set forth in this Agreement, including, without limitation any commissions due the Administrator,  may not be assigned, in whole or in part without prior written approval of the parties.

22.	Privacy

The Company and the Administrator acknowledge that insurance is a highly regulated industry and that performance of their obligations under this Agreement may give rise to certain duties imposed under laws and regulations that govern insurance companies, agents and suppliers of insurance services and functions.  The Company and the Administrator further acknowledge that nonpublic personally identifiable personal, financial and medical information about customers, former customers, applicants and claimants may be disclosed to the parties during the course of, and as necessary for, the performance of this Agreement.  Each of the Administrator and the Company agrees that it will maintain the confidentiality and privacy of such information and comply with the Gramm-Leach-Bliley act and all other applicable laws, rules and regulations concerning the maintenance of the privacy of such information.  The Administrator and the Company will limit access to such information to only those individuals that require access to such information for performance of this Agreement, and will not disclose such information to a third party unless otherwise permitted by law and only after requiring the third party to execute a similar confidentiality and privacy clause.  Each of the Administrator and the Company shall take reasonable precautions to safeguard its computer systems and offices in order to comply with the provisions of this paragraph and to prevent unauthorized access to nonpublic personally identifiable personal, financial and medical information whether in physical, electronic or other medium.

23.	Proprietary Information

(A) In the course of the transactions contemplated by this Agreement, it is anticipated that either party may disclose or deliver to the other party certain of its trade secrets or confidential or proprietary information (“Proprietary Information”).

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(B) As used in this Section, the party disclosing Proprietary Information as defined below is referred to as the "Disclosing Party"; the party receiving such Proprietary Information is referred to as the "Recipient".

(C) Proprietary Information shall mean any tangible or intangible proprietary or confidential information or materials or trade secrets belonging to the Disclosing Party or its affiliates (whether disclosed orally, in writing, in electronic format or otherwise), including, but not limited to the Disclosing party’s: computer systems; products, processes, methods and techniques; equipment; data; reports; know-how; customer lists, existing and proposed contracts with third parties; and business plans, including information concerning the existence and scope of activities of any research, development, marketing or other projects of the Disclosing Party, which are furnished, disclosed, learned or otherwise acquired by the Recipient during or in the course of discussions or any business relationship between the parties.  Proprietary Information of a Disclosing Party shall also include information embodying or developed by use or testing of Proprietary Information of the Disclosing Party.

(D) The Company acknowledges that it may be provided with access to Proprietary Information of the Administrator including, but not limited to, marketing information that is the basis of its sales and distribution system developed by the Administrator and that are the basis for other business opportunities of the Administrator.  These materials and information are unique and have extraordinary value as long as they remain confidential and proprietary to the Administrator.  Company agrees to treat these materials and information as valuable trade secrets and confidential information of the Administrator and in the same manner as the Company’s most sensitive proprietary information.

(E) The Administrator acknowledges that it may be provided with access to Proprietary Information of the Company such as marketing information, underwriting guidelines, system information, or sales process information that are the basis of its sales and distribution system developed by the Company and that are the basis for other business opportunities of the Company.  These materials and information are unique and have extraordinary value as long as they remain confidential and proprietary to the Company.  The Administrator agrees to treat these materials and information as valuable trade secrets and confidential information of the Company and in the same manner as the Administrator’s most sensitive proprietary information.

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(F) Each Party is and shall remain the exclusive owner of Proprietary Information and all patent, copyright, trade secret, trademark and other intellectual property rights therein.  No license or conveyance of any such rights to the Recipient is granted or implied under this Agreement.  Recipient shall not copy, distribute, decompile, reverse engineer or disassemble any computer programs provided by the Disclosing Party.  Recipient shall maintain all copyright, confidentiality and other proprietary markings on the Proprietary Information of the Disclosing Party.

(G) Recipient shall hold in confidence, and shall not disclose to any person outside its organization Proprietary Information of the Disclosing Party, unless such disclosure is required in performance of any services contemplated under the this Agreement and shall not use, share with any other person or exploit such Proprietary Information for its own benefit or the benefit of another without the prior written consent of the Disclosing Party.  Recipient may, in the performance of services under this Agreement, disclose Proprietary Information to non-affiliated third parties on a strict need-to-know basis and only upon receipt of a valid, executed non-disclosure agreement with the non-affiliated third party.  Recipient may, in the performance of services under this Agreement, disclose Proprietary and/or Non-public Information to affiliated third parties on a strict need-to-know basis only when the affiliated parties are bound by an obligation of confidentiality to the same extent as if they were parties hereto. Such information sharing to both affiliated and non-affiliated parties will be done in accordance will all applicable federal and state laws.

(H) The obligations of the Recipient specified this Section shall not apply to any Proprietary Information to the extent that such Proprietary Information: (i) is known by or in the possession of the Recipient as shown by the Recipient's written records immediately prior to the time of disclosure; (ii) is generally known to the public at the time of disclosure or becomes generally known through no wrongful act on the part of the Recipient or any of its representatives, including breach of this Agreement; (iii) becomes known to the Recipient through disclosure by sources other than the Disclosing Party having the legal right to disclose such Proprietary Information; (iv) has been independently developed by the Recipient without reference to or use of the Proprietary Information; or (v) is required to be disclosed by the Recipient to comply with a court order or similar legal process, provided that the Recipient provides prior written notice of such disclosure to the Disclosing Party and takes reasonable and lawful actions to avoid and/or minimize the extent of such disclosure.  Except as specifically set forth above, the Receiving party’s obligation to protect the Disclosing Party’s Proprietary and Non-public Information shall continue in perpetuity.

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24.	Required Contract Provisions

If any statute, regulation or other law governing the business of the Administrator and its affiliates (if any) and the Company requires certain contract provisions to be included in this Agreement, those required contract provisions are deemed to be included in this Agreement.

25.	Definitions

The terms defined in this Section 25, whenever used in this Agreement, shall have the following meanings for all purposes of this Agreement:

Decision Support Services - Insight’s services and proprietary software platform that includes patented applications to provide the calculation of various measures including profitability of each policy customized based on Company’s specific underwriting, reinsurance and other Company specific factors.

Premiums – means the amounts charged for the policies authorized on Exhibit A.

Surcharges – means state imposed fees as add-ons to the insurance premium and does not include guaranty fund assessments, premium taxes or other fees not added to a specific policy.

Gross Earned Premiums – means the amount of premium that has been earned on all policies for a specified period.

Incurred Losses – means losses occurring within a fixed period, whether or not adjusted or paid during the same period.

“ALAE” or “Allocated Loss Adjustment Expense” – means loss adjustment expenses that are assignable or allocable to specific claims.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized representatives effective as of the dates first shown above:

SageSure Insurance Managers LLC		Federated National Insurance Company

By:	/s/ Andrew P. DiLoreto	By:	/s/ Michael H. Braun
Date:	6/27/2013	Date:	6/28/2013
Name:	Andrew P. DiLoreto	Name:	Michael Braun
Title:	Executive Chairman	Title:	President

AM 20767075.1

EXHIBIT A

UNDERWRITING AUTHORITY AND UNDERWRITING GUIDELINES

Company hereby grants to the Administrator the authority to act as agent for Company to the extent herein defined.

1.	Description of Program. The Administrator Agreement to which this Exhibit A is attached shall apply to the Program known as the FedNat Non-FL Homeowners Program.

2.	Maximum Annual Direct Written Premium Volume.

Subject to regulatory approval as an admitted carrier, the Administrator’s written capacity authority shall be limited to the following (measured in gross written premiums in a calendar year):

Alabama	***** million
Louisiana	***** million
South Carolina	***** million
New York	***** million
Texas	***** million
Delaware	***** million
Georgia	***** million
Maryland	***** million
New Jersey	***** million
North Carolina	***** million
Rhode Island	***** million

Subject to limitations for maximum premium volume as follows:

• Year 2013 = ***** million
• Year 2014 = ***** million
• Year 2015 = ***** million
• Year 2016 = ***** million
• Year 2018 = ***** million
• Year 2019 = ***** million

3.

Authorized Classes of Insurance Business and Types of Risks.  Subject to regulatory approval as an admitted carrier, the Administrator will be authorized by Company to underwrite on its behalf Policies containing the following lines of business:

Homeowners HO 3 and HO 6

Dwelling Fire DP 3

4.

Policy Forms and Provisions.  Administrator is authorized to issue, amend and cancel policies in accordance with all filed and approved forms, the terms of this Agreement, the terms of the Policies, and any applicable state regulations.

5.	Territory. Administrator’s authority extends in all states in which the Company is licensed to write homeowners and dwelling fire other than the State of Florida. 23 AM 20767075.1

6.	Authorized Representatives.

•	Terrence McLean
•	Andrew DiLoreto
•	Brooks Clark
•	Corey Neal
•	Art Greitzer

7.

Guidelines.  In underwriting the lines of business described above, Administrator will be bound by the Underwriting Guidelines set forth for each state. Administrator will develop, evaluate and document risk information such as exposures, loss history and hazard controls in accordance with such Underwriting Guidelines.

Limits of Liability:

•	Maximum Per Risk Total Insured Value (TIV): $3 million (combined limits of liability)
•	Maximum Section II Limit of Liability: $500,000
•	HO3 and DP3
o	Maximum Coverage A Exposure: $1,750,000
o	Minimum Coverage A Exposure: $75,000
•	HO6
o	Maximum Coverage A+C Exposure: $1,750,000
o	Minimum Coverage A+C Exposure: $20,000

Underwriting Requirements:

•	Construction: ISO’s defined frame, masonry veneer, masonry and superior construction.
•	Loss Experience: 2 or less non-zero losses of any type (cat or non cat) in the prior 3 years, or 3 or less non-zero losses of any type (cat or non cat) in the prior 6 years.
•	Loss Control: Acceptable inspections are required on all HO3 and DP3 new business. Inspection review must be completed within 60 days of policy inception date.
•	Ineligible Exposures: Risks under construction (builder’s risk/major alterations), or within Protection Class 10; as well as those risks specifically listed as ineligible in the Underwriting Manual.

Other Terms & Conditions:

•	Minimum HO3 and DP3 Hurricane Deductibles:
o	Tier 1: 2% of Coverage A
o	Tier 2: 1% of Coverage A
•	All other Peril:
o	HO3 and DP3 - $500
o	HO6 - $250
•	Rules, Coverage Options & Other Eligible Requirements: Applicable as shown in the Underwriting Manual.
•	Coverage Options: Various and as outlined in the Underwriting Manual.
•	Excess Flood: not available

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EXHIBIT B

ADMINISTRATOR COMPENSATION

Administrator compensation will consist of the following:

•	Commission
•	Policy Fees and Inspection Fees
•	Setup and Installment Fees on Payment Plans
•	Profit Sharing

All Administrator compensation, other than Profit Sharing, will be reported to Company by the 10th of each month and paid from Program Bank Account to Administrator’s designated bank account.

Profit Sharing will be paid by Company to Administrator within 15 days of receipt from Administrator of annual Profit Sharing calculations (to be provided on or about March 15).

A.	Commission

The Administrator will earn commission based on gross written premiums per policy (“Commission”).  Commissionable premiums are exclusive of Surcharges and policy fees. Should this agreement terminate for any reason Administrator agrees to return to the Company all Commission on those policies that are canceled in a fashion consistent with monthly bordereaux statements.

The Commission allowable under this Agreement shall vary by state in accordance with the list below:

•	LA, SC, AL
o	New Business – ***** of gross written commissionable premium
o	Renewals – ***** of gross written commissionable premium
•	*****, *****, *****, *****, *****, *****, *****, ***** – To Be Mutually Agreed
B.	Policy Fees and Inspection Fees

Only as allowed by law may the Administrator earn 100% of all policy fees and inspection fees collected. Should prevailing rules and regulations differ, the Company will fully cooperate with the Administrator to preserve the Administrator’s right to the policy fees and inspection fees.

C.	Setup Fees and Installment Fees on Payment Plans

The Administrator will collect and retain 100% of setup fees and installment fees on payment plans in exchange for coverage costs of bank accounts, credit card fees, ACH fees and lockbox fees associated with this Agreement.

D.	Profit Sharing

The Administrator will earn a profit sharing payment annually based on performance.  Company will provide Administrator with any financial information needed to calculation profit sharing no later than March 1 of each year. This information includes, but is not limited to, actual loss amounts paid and case reserves, actual reinsurance costs and associated allocation calculations and premium taxes.

The intent of the profit sharing arrangement is to establish a sharing of the inception to date profits generated under this Agreement excluding any considerations for Quota Share.  For the purposes of the profit sharing calculations, Quota Share reinsurance will be excluded from all calculations. The parties

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agree that if the profit margin (defined based on ITD profit divided by ITD earned premium) is greater than *****, then the Administrator is entitled to ***** of the margin over ***** of the gross profit. Over the cumulative term of this Agreement, if the margin is greater than 0% but less than *****, then the Administrator is entitled to ***** of the margin. If the margin is greater than ***** and less than *****, the Administrator is entitled to ***** of the margin in excess of *****. If the profit margin is less than *****, there is no profit sharing.

The following describes in terms of mathematical expressions the approach to the computation over the life of this Agreement.

Profit sharing payments shall be based on the calculation set forth below.

Profit Sharing Calculations

“ITD” means Inception-to-Date for all premiums subject to this Agreement.  For the purposes of all calculations, Inception-to-Date refers to measurements for the period starting July 1, 2013 through the latest measurement period for all premiums subject to this Agreement.  For example, ITD Gross Earned Premium (or ITD GEP) for the year-end 2014 profit sharing calculations, as calculated in early 2015, is the total Gross Earned Premium for the periods from July 1, 2013 through December 31, 2014 and would be defined as ITD GEP or ITD GEP(t).  For the same measurement date in early 2015, ITD GEP(t-1) is defined as the inception-to-date GEP as of the prior year from July 1, 2013 through December 31, 2013.  The first measurement period will be for 2013 based on the period from inception through December 31, 2013.

Profit Sharing Account(t) = ITD Profit

Profit Share Account Increase(t) = Profit Sharing Account (t) - Profit Sharing Account (t-1)

Current Year Gross Earned Premiums = Gross Earned Premiums(t) = GEP(t) = ITD Gross Earned Premiums(t) - ITD Gross Earned Premiums(t-1)

ITD Margin = ITD Profit / ITD GEP

If ITD Margin >= ***** THEN

ITD Profit Sharing = [(ITD Margin - *****) * ***** + *****] * ITD GEP

If ITD Margin >= ***** AND ITD Margin < ***** THEN

ITD Profit Sharing = (ITD Margin - *****) * ITD GEP

ELSE

ITD Profit Sharing = 0

Profit Sharing Earned(t) = MAX[ITD Profit Sharing - SUM(Profit Sharing Earned(i)) for all i < t,0]

If Profit Sharing Earned(t) > 0 then Profit Sharing Payments will be made ***** immediately, ***** one year later and ***** two years later.  Company will pay the first installment within 15 days of the receipt of final calculations from Administrator (on or about February 15).  The subsequent two installments will be paid one year and two years later.

General Definitions

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ITD Profit (before profit sharing payments) =

ITD Gross Earned Premiums (excluding policy fees and Surcharges)

Less ITD

a)Deemed Catastrophe Excess-of-Loss Reinsurance Costs

b)Actual Per Risk Reinsurance Costs

c)Actual Gross Losses and ALAE Incurred

d)ULAE Charge

e)IBNR Charge

f)Commissions

g)Actual Premium Taxes Incurred

h)ISO licensing fees for form usage outside of Florida

Plus

i)Deemed Reinsurance Recoveries from Deemed Catastrophe Excess-of-Loss Reinsurance in (a)

j)Actual Reinsurance Recoveries from Per Risk Reinsurance in (b)

a)Deemed Catastrophe Excess-of-Loss Reinsurance Costs will be calculated as the sum of following two amounts:

i) Buy-Down Layer Cost

ii) Shared Corporate Layer Cost

Buy-Down Layer for the first treaty year attaches at the greater of $4 million or 10% of Administrator’s March 31 in force premium (of the year in which reinsurance program incepts). Buy-Down Layer Cost is equal to the cost of placing Buy-Down Layer for ONLY business covered under this agreement.  If the Buy-Down Layer is not purchased by Company, then the Buy-Down Layer Cost is equal to ***** times modeled AAL at September 30 of the respective year.

Shared Corporate Layer for the 2013 catastrophe year attaches at $7 million and exhausts at 100-year Return Period PML. The Shared Corporate Layer for 2014 catastrophe year and beyond will attach at the level of Company’s corporate catastrophe reinsurance purchase and exhaust at the 100-year Return Period PML (this amount may be increased if required by regulatory or Demotech requirements). The Shared Corporate Layer Cost will be calculated using the Company’s AIR / RMS average AAL for each reinsurance layer purchased times Administrator program AIR / RMS average AAL at September 30.  Parties will mutually agree on reasonable estimate of AIR / RMS average AAL multiples for layers that are only partially covered by Shared Corporate Layer.

Given that Company reinsurance program incepts at July 1 of each year, 6/12 of costs in this section are from current catastrophe year and 6/12 from prior catastrophe year.  For example, 2014 calendar year costs for this calculation are based on 1/2 of 2013 catastrophe year costs and 1/2 of 2014 catastrophe year costs.

b)Costs incurred for the Calendar Year in the purchase of Per Risk Reinsurance including XOL Treaty, Facultative, ID Theft and any other Reinsurance.  For example, if the treaty incepts on July 1 of the year, the Calendar Year charge is 6/12 of the cost of the cost of the treaty incepting on July 1 of the preceding year and 6/12 of the cost of the treaty incepting in the current Calendar Year.

c)Calendar Year Incurred Losses and ALAE (including the benefit of subrogation).

d)ULAE Charge is ***** of Earned Premiums.

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e)IBNR Factors of *****, *****, ***** applied to (d) for Calendar Years 1, 2, 3 respectively where Year 1 is most recent year (the latest year in calculation).  Year 1 factor will be applied to accident year incurred losses measured at December 31.  For example, IBNR of ***** will be applied to 2014 based on 2014 accident year losses reported and measured at December 31, 2014.

f)The sum of Commission rate times Earned Premiums for each policy.

g)The sum of Actual Rate of premium taxes times Earned Premiums for each state.  The Actual Rate of Premium Taxes is the actual Premium Taxes paid divided by the Gross Written Premium for each state.

h)The sum of expense incurred for providing licensed ISO Forms for products administered by Administrator. Should Company incur these costs in connection with revenues generated with a party other than the Administrator, the Administrator’s costs will be limited to a pro rata portion of the expense associated with Administrator’s revenue relative to the overall revenue.

i)Reinsurance recoveries from deemed or actual reinsurance described in (a).  To the extent covered losses are ceded (or deemed ceded) by policies contemplated in this agreement and policies outside of this agreement, the reinsurance recoveries will be allocated proportionally in each reinsurance layer based on gross loss for each catastrophe event.

j)Reinsurance recoveries from actual reinsurance described in (b).  To the extent covered losses are ceded by policies contemplated in this agreement and policies outside of this agreement, the reinsurance recoveries will be allocated proportionally in each reinsurance layer based on treaty year total losses ceded to each reinsurance layer.

Note that all amounts in the calculation of ITD Margin are ITD calculations.

All premium calculations exclude, policy fees, inspection fees, Surcharges, and other regulatory charges that are added onto the policy charges after the calculation of premium.  Premium taxes are included in premium.  All premium calculations also exclude setup and installment fees associated with billing and payment plans.

Modeling and Reinsurance Definitions

AIR Modeling uses the most recently available version of the model running the model settings with loss amplification (demand surge) without storm surge using the AIR long-term event rates for the business produced under this agreement.

RMS Modeling uses the most recently available version of the model running the model settings with loss amplification without storm surge, with secondary uncertainty using the RMS historical event rates for the business produced under this agreement.

100-Year Return Period PML= Arithmetic Average of the following numbers:

1.AIR loss historical event set with occurrence exceedance probability of 1.0%

2.RMS loss historical event set with occurrence exceedance probability of 1.0%

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EXHIBIT C

REPORTING

Administrator shall keep detailed accounting of the Company’s policy activities on all premiums, taxes, and any other funds due to the Company on all policies written under this Agreement.  Administrator shall maintain complete and accurate accounting records in accordance with usual and customary accounting practices and/or as may be requested by the Company.

On a monthly basis within 10 business days after the end of the month, administrator will provide a detailed and itemized statement of account of all premiums written, premiums earned, premiums collected, policy fees written, policy fees collected, inspection fees written, inspection fees collected and any taxes or regulatory Surcharges required.

Upon execution of this agreement, Companies will work together to implement a mutually agreed reporting process and format. Administrator shall provide information necessary for Company to report financial and statistical data, either on a summary or transactional level, in a mutually agreed format.  Administrator shall ensure that financial and statistical information provided to the Company is accurately coded, input, and balanced based on the mutually agreed format.

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FIRST AMENDMENT TO

ADMINISTRATOR AGREEMENT

THIS FIRST AMENDMENT TO Administrator Agreement (this “First Amendment”) is entered into as of this 1st day of August, 2015 (the “Execution Date”) by and among SageSure Insurance Managers LLC (“Administrator”) and Federated National Insurance Company (the “Company”).

RECITALS

WHEREAS,  Administrator and Company entered into that certain Administrator Agreement, as of June 28, 2013 (the “Agreement”); and

WHEREAS,  Administrator and Company desire to make certain amendments to the Agreement as more particularly described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Administrator and Company agree that Exhibit A – Underwriting Authority and Underwriting Guidelines shall be amended and restated in its entirety and replaced with Exhibit A attached hereto and made a part hereof effective the Execution Date of this First Amendment.

2.	Administrator and Company agree that Exhibit B – Administrator Compensation shall be amended and restated in its entirety and replaced with Exhibit B attached hereto.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the Execution Date set forth above

SageSure Insurance Managers LLC		Federated National Insurance Company

By:	/s/ Terrence McLean	By:	/s/ Michael H. Braun
Date:	8/26/2015	Date:	8/26/2015
Name:	Terrence McLean	Name:	Michael H. Braun
Title:	President	Title:	President

EXHIBIT A

UNDERWRITING AUTHORITY AND UNDERWRITING GUIDELINES

Company hereby grants to the Administrator the authority to act as agent for Company to the extent herein defined.

1.	Description of Program. The Administrator Agreement to which this Exhibit A is attached shall apply to the Program known as the FedNat Non-FL Homeowners Program.

2.	Maximum Annual Direct Written Premium Volume.

Subject to the Company obtaining regulatory approval to transact insurance as an admitted carrier in the following states, the Administrator’s written capacity authority shall be limited to the following (measured in gross written premiums in a calendar year):

Alabama	***** million
Louisiana	***** million
South Carolina	***** million
New York	***** million
Texas	***** million
Delaware	***** million
Georgia	***** million
Maryland	***** million
New Jersey	***** million
North Carolina	***** million
Rhode Island	***** million

Notwithstanding the foregoing, the Company, in its sole discretion, upon written notice to Administrator and in accordance with all applicable state laws and regulations, may reduce or terminate Administrators authority in and or all of states listed above.

Subject to limitations for maximum premium volume as follows:

• Year 2013 = ***** million
• Year 2014 = ***** million
• Year 2015 = ***** million
• Year 2016 = ***** million
• Year 2017 = ***** million
• Year 2018 = ***** million
• Year 2019 = ***** million

Notwithstanding the premium volumes defined above, Company and Administrator will plan each upcoming year’s projections and capital needs as those capital resources are available within FNIC.  In the event that FNIC has limited capital for any reason (problems in or out of Florida and based on catastrophes or all other perils), then Company will then allocate the capital along the same

HFD 224573.6

percentages as the prior year.  For example, non-Florida homeowners was 18% of $500 million of premium during the prior year and then Company will give Administrator 18% of the upcoming year’s capital.  The objective is to prevent non-renewals both in and out of Florida though Company may need to contain growth outside of Florida if FNIC is capital constrained.

3.

Authorized Classes of Insurance Business and Types of Risks.  Subject to regulatory approval as an admitted carrier, the Administrator will be authorized by Company to underwrite on its behalf Policies containing the following lines of business:

Homeowners HO 3 and HO 6

Dwelling Fire DP 3

4.

Policy Forms and Provisions.  Administrator is authorized to issue, amend and cancel policies in accordance with all filed and approved forms, the terms of this Agreement, the terms of the Policies, and any applicable state laws and regulations.

5.	Territory. Administrator’s authority extends in all states in which the Company is authorized to write homeowners and dwelling fire other than the State of Florida.

6.	Authorized Representatives.

•	Terrence McLean
•	Andrew DiLoreto
•	Brooks Clark
•	Corey Neal
•	Art Greitzer

7.

Guidelines.  In underwriting the lines of business described above, Administrator will be bound by the Underwriting Guidelines set forth for each state. Administrator will develop, evaluate and document risk information such as exposures, loss history and hazard controls in accordance with such Underwriting Guidelines.

Limits of Liability:

•	Maximum Per Risk Total Insured Value (TIV): $4 million (combined limits of liability)
•	Maximum Section II Limit of Liability: $500,000
•	HO3 and DP3
o	Maximum Coverage A Exposure: $2,000,000
o	Minimum Coverage A Exposure: $75,000
•	HO6
o	Maximum Coverage A+C Exposure: $1,750,000
o	Minimum Coverage A+C Exposure: $20,000

Underwriting Requirements:

HFD 224573.6

•	Construction: ISO’s defined frame, masonry veneer, masonry and superior construction.
•	Loss Experience: 2 or less non-zero losses of any type (cat or non cat) in the prior 3 years, or 3 or less non-zero losses of any type (cat or non cat) in the prior 6 years.
•	Loss Control: Acceptable inspections are required on all HO3 and DP3 new business. Inspection review must be completed within 60 days of policy inception date.
•	Ineligible Exposures: Risks under construction (builder’s risk/major alterations), as well as those risks specifically listed as ineligible in the Underwriting Manual.

Other Terms & Conditions:

•	Minimum HO3 and DP3 Hurricane Deductibles:
o	Tier 1: 2% of Coverage A
o	Tier 2: 1% of Coverage A
•	All other Peril Deductibles:
o	HO3 and DP3 - $500
o	HO6 - $250
•	Rules, Coverage Options & Other Eligible Requirements: Applicable as shown in the Underwriting Manual.
•	Coverage Options: Various and as outlined in the Underwriting Manual.
•	Excess Flood: not available

HFD 224573.6

EXHIBIT B

ADMINISTRATOR COMPENSATION

Administrator compensation will consist of the following:

•	Commission
•	Policy Fees and Inspection Fees
•	Setup and Installment Fees on Payment Plans
•	Profit Sharing

All Administrator compensation, other than Profit Sharing, will be reported to Company by the 10th of each month and paid from Program Bank Account to Administrator’s designated bank account.

Profit Sharing will be paid by Company to Administrator within 15 days of receipt from Administrator of annual Profit Sharing calculations (to be provided on or about March 15).

A.	Commission

The Administrator will earn commission based on gross written premiums per policy (“Commission”).  Commissionable premiums are exclusive of Surcharges and policy fees. Should this agreement terminate for any reason Administrator agrees to return to the Company all Commission on those policies that are canceled in a fashion consistent with monthly bordereaux statements.

The Commission allowable under this Agreement shall vary by state in accordance with the list below:

State	Provisional Commission for policies incepted prior to 9/1/2015
LA, SC, AL	New Business - ***** of gross written commissionable premiums
LA, SC, AL	Renewals - ***** of gross written commissionable premiums

State	Provisional Commission for policies incepted on or after 9/1/2015
LA, SC, AL	New Business - ***** of gross written commissionable premiums
LA, SC, AL	Renewals - ***** of gross written commissionable premiums

•

*****, *****, *****, *****, *****, *****, *****, ***** – To Be Mutually Agreed upon by Company and Administrator prior to writing any business in such states, which agreement shall be documented by an addendum to this Exhibit B.

B.	Policy Fees and Inspection Fees

Only as allowed by applicable state law may the Administrator charge policy fees and inspection fees in connection with the business written pursuant to this Agreement.

C.	Setup Fees and Installment Fees on Payment Plans

The Administrator will collect setup fees and installment fees allowable under applicable state law on payment plans in exchange for coverage costs of bank accounts, credit card fees, ACH fees and lockbox fees associated with this Agreement.

HFD 224573.6

D.	Profit Sharing

The Administrator will earn a profit sharing payment annually based on performance.  Company will provide Administrator with any financial information needed to calculate profit sharing no later than March 1 of each year. This information includes, but is not limited to, actual loss amounts paid and case reserves, actual reinsurance costs and associated allocation calculations and premium taxes.

The intent of the profit sharing arrangement is to establish a sharing of the inception to date profits generated under this Agreement. The parties agree that if the profit margin (defined based on ITD Profit divided by ITD Gross Earned Premium) is greater than *****, then the Administrator is entitled to ***** of the margin over ***** of the gross profit. Over the cumulative term of this Agreement, if the profit margin is greater than ***** but less than *****, then the Administrator is entitled to 0.0% of the profit margin. If the profit margin is greater than ***** and less than *****, the Administrator is entitled to ***** of the profit margin in excess of ***** If the profit margin is less than *****, there is no profit sharing.

The following describes in terms of mathematical expressions the approach to the computation over the life of this Agreement.

Profit sharing payments shall be based on the calculation set forth below.

Profit Sharing Calculations

“ITD” means Inception-to-Date for all revenues subject to this Agreement, which shall include all premiums, policy fees, inspection fees, setup fees and installment fees on payment plans collected on business written pursuant to this Agreement.  For the purposes of all calculations, Inception-to-Date refers to measurements for the period starting July 1, 2013 through the latest measurement period for all revenues subject to this Agreement.  For example, ITD Gross Earned Premium (or ITD GEP) for the year-end 2014 profit sharing calculations, as calculated in early 2015, is the total Gross Earned Premium for the periods from July 1, 2013 through December 31, 2014 and would be defined as ITD GEP or ITD GEP(t).  For the same measurement date in early 2015, ITD GEP(t-1) is defined as the inception-to-date GEP as of the prior year from July 1, 2013 through December 31, 2013.  The first measurement period will be for 2013 based on the period from inception through December 31, 2013.

Profit Sharing Account(t) = ITD Profit

Profit Share Account Increase(t) = Profit Sharing Account (t) - Profit Sharing Account (t-1)

Current Year Gross Earned Premiums = Gross Earned Premiums(t) = GEP(t) = ITD Gross Earned Premiums(t) - ITD Gross Earned Premiums(t-1)

ITD Margin = ITD Profit / ITD GEP

If ITD Margin >= ***** THEN

ITD Profit Sharing = [(ITD Margin - *****) * ***** + *****] * ITD GEP

If ITD Margin >= ***** AND ITD Margin < ***** THEN

ITD Profit Sharing = (ITD Margin - *****) * ITD GEP

HFD 224573.6

ELSE

ITD Profit Sharing = 0

Profit Sharing Earned(t) = MAX[ITD Profit Sharing - SUM(Profit Sharing Earned(i)) for all i < t,0]

If Profit Sharing Earned(t) > 0 then Profit Sharing Payments will be made 100% within 15 days of the receipt of final calculations from Administrator (on or about March 31).

Commission True-up

Once annually, the Administrator will calculate the average paid commission rate paid to Administrator’s distribution sources.

Average Commission Rate to Distributors = Commission Paid to Distributors / Collected Commissionable Premium

Provisional Commission Rate = Provisional Commission Amounts Paid / Gross Written Commissionable Premiums

Commissions Paid to Distributors is defined as the agreed percentage of premium paid to producers for the placement of Company business plus any promotions, giveaways, incentive related programs, and out-of-pocket retail producer expenses designed to increase production of Company products.

If Average Commission Rate + ***** is less than Provision Commission Rate Administrator will return an amount to the Company equal to (Provisional Commission - Average Commission Rate - *****) * Gross Written Commissionable Premiums.

For each calendar year this Agreement is in effect, Administrator shall not spend in excess of the Provisional Commission Rate less ***** without prior written approval from Company.

The Commission True-up Payment from Administrator to Company or from Company to Administrator will take place simultaneously with any Profit Sharing Payment to Administrator such that the Profit Sharing payment will be decreased, if necessary.  If there is no Profit Sharing payment due to Administrator, Administrator shall make the Commission True-up Payment on or about April 1st of each year.

For periods prior to but not including 2015, the Commission True-up Payment is deemed to be not applicable in the calculation of any and all profit share payments, earnings or account adjustments.

General Definitions

ITD Profit (before profit sharing payments) =

ITD Gross Earned Premiums excluding surcharges, assessments and other regulatory charges)

Less ITD

a)Deemed Catastrophe Excess-of-Loss Reinsurance Costs

b)Actual Per Risk Reinsurance Costs

c)Actual Quota Share Reinsurance Costs

HFD 224573.6

d)Actual Gross Losses and ALAE Incurred

e)ULAE Charge

f)IBNR Charge

g)Commissions including Commission True-up amounts

h)Actual Premium Taxes Incurred

i)ISO licensing fees for form usage outside of Florida

Plus

j)Deemed Reinsurance Recoveries from Deemed Catastrophe Excess-of-Loss Reinsurance in (a)

k)Actual Reinsurance Recoveries from Per Risk Reinsurance in (b)

l)Actual Reinsurance Recoveries from Quota Share Reinsurance in (c)

m)All policy fees not already included in premium, inspection fees, setup fees and installment fees on payment plans

a)Deemed Catastrophe Excess-of-Loss Reinsurance Costs will be calculated as the sum of following two amounts:

i) Buy-Down Layer Cost

ii) Shared Corporate Layer Cost

Buy-Down Layer for the first treaty year attaches at the greater of $4 million or 10% of Administrator’s March 31 in force premium (of the year in which reinsurance program incepts). Buy-Down Layer Cost is equal to the cost of placing Buy-Down Layer for ONLY business covered under this agreement.  If the Buy-Down Layer is not purchased by Company, then the Buy-Down Layer Cost is equal to ***** times modeled AAL at September 30 of the respective year.

Shared Corporate Layer for the 2013 catastrophe year attaches at $7 million and exhausts at 100-year Return Period PML. The Shared Corporate Layer for 2014 catastrophe year and beyond will attach at the level of Company’s corporate catastrophe reinsurance purchase and exhaust at the 100-year Return Period PML (this amount may be increased if required by regulatory or Demotech requirements). The Shared Corporate Layer Cost will be calculated using the Company’s AIR / RMS average AAL for each reinsurance layer purchased times Administrator program AIR / RMS average AAL at September 30.  Parties will mutually agree on reasonable estimate of AIR / RMS average AAL multiples for layers that are only partially covered by Shared Corporate Layer.

Given that Company reinsurance program incepts at July 1 of each year, 6/12 of costs in this section are from current catastrophe year and 6/12 from prior catastrophe year.  For example, 2014 calendar year costs for this calculation are based on 1/2 of 2013 catastrophe year costs and 1/2 of 2014 catastrophe year costs.

b)Costs incurred for the Calendar Year in the purchase of Per Risk Reinsurance including XOL Treaty, Facultative, ID Theft and any other Reinsurance.  For example, if the treaty incepts on July 1 of the year, the Calendar Year charge is 6/12 of the cost of the cost of the treaty incepting on July 1 of the preceding year and 6/12 of the cost of the treaty incepting in the current Calendar Year.

c)Ceded earned premium incurred in the purchase of Quota Share Reinsurance for the policies in this agreement. For example, if the treaty incepts on July 1 of the year, the Calendar Year charge is 6/12 of

HFD 224573.6

the cost of the treaty incepting on July 1 of the preceding year and 6/12 of the cost of the treaty incepting in the current Calendar Year.

d)Calendar Year Incurred Losses and ALAE (including the benefit of subrogation).

e)ULAE Charge is ***** of Earned Premiums.

f)IBNR Factors of *****, *****, ***** applied to (d) for Calendar Years 1, 2, 3 respectively where Year 1 is most recent year (the latest year in calculation).  Year 1 factor will be applied to accident year incurred losses measured at December 31.  For example, IBNR of ***** will be applied to 2014 based on 2014 accident year losses reported and measured at December 31, 2014.

g)The sum of Commission rate times Earned Premiums for each policy plus all amounts payable as Commission True-up by Administrator.

h)The sum of Actual Rate of premium taxes times Earned Premiums for each state.  The Actual Rate of Premium Taxes is the actual Premium Taxes paid divided by the Gross Written Premium for each state.

i)The sum of expense incurred for providing licensed ISO Forms for products administered by Administrator. Should Company incur these costs in connection with revenues generated with a party other than the Administrator, the Administrator’s costs will be limited to a pro rata portion of the expense associated with Administrator’s revenue relative to the overall revenue.

j)Reinsurance recoveries from deemed or actual reinsurance described in (a).  To the extent covered losses are ceded (or deemed ceded) by policies contemplated in this Agreement and policies outside of this Agreement, the reinsurance recoveries will be allocated proportionally in each reinsurance layer based on gross loss for each catastrophe event.

k)Reinsurance recoveries from actual reinsurance described in (b).  To the extent covered losses are ceded by policies contemplated in this Agreement and policies outside of this Agreement, the reinsurance recoveries will be allocated proportionally in each reinsurance layer based on treaty year total losses ceded to each reinsurance layer.

l)Reinsurance recoveries, earned ceding commission and any profit sharing, experience account from actual reinsurance described in (c).  To the extent covered losses are ceded by policies contemplated in this Agreement and polices outside of this Agreement, the reinsurance recoveries will be allocated proportionally in each reinsurance layer based on treaty year losses ceded to each reinsurance layer.

m)All policy fees, inspection fees, setup fees and installment fees on payment plans collected pursuant to Paragraphs B and C of this Exhibit B.

Note that all amounts in the calculation of ITD Margin are ITD calculations.

All premium calculations exclude, surcharges, assessments and other regulatory charges that are added onto the policy charges after the calculation of premium.  Premium taxes are included in premium.

HFD 224573.6

Modeling and Reinsurance Definitions

AIR Modeling uses the most recently available version of the model running the model settings with loss amplification (demand surge) without storm surge using the AIR long-term event rates for the business produced under this agreement.

RMS Modeling uses the most recently available version of the model running the model settings with loss amplification without storm surge, with secondary uncertainty using the RMS historical event rates for the business produced under this agreement.

100-Year Return Period PML= Arithmetic Average of the following numbers:

1.AIR loss historical event set with occurrence exceedance probability of 1.0%

2.RMS loss historical event set with occurrence exceedance probability of 1.0%

HFD 224573.6

SECOND AMENDMENT TO

ADMINISTRATOR AGREEMENT

THIS SECOND AMENDMENT TO Administrator Agreement (this “Second Amendment”) is entered into as of this 20th day of October, 2016 (the “Execution Date”) by and among SageSure Insurance Managers LLC (“Administrator”) and Federated National Insurance Company (the “Company”).

RECITALS

WHEREAS,  Administrator and Company entered into that certain Administrator Agreement, as of June 28, 2013 (the “Agreement”); and

WHEREAS,  Administrator and Company desire to make certain amendments to the Agreement as more particularly described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Administrator and Company agree that Exhibit A – Underwriting Authority and Underwriting Guidelines Section 2: Maximum Annual Direct Written Premium shall be amended to add the following:

*****	***** million
*****	***** million

2.	Administrator and Company agree that Exhibit B – Administrator Compensation Sections A: Commissions shall be amended to include *****.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the Execution Date set forth above

SageSure Insurance Managers LLC		Federated National Insurance Company

By:	/s/ Terrence McLean	By:	/s/ Michael H. Braun
Date:	12/5/2016	Date:	12/5/2016
Name:	Terrence McLean	Name:	Michael H. Braun
Title:	President and CEO	Title:	CEO and President

THIRD AMENDMENT TO

ADMINISTRATOR AGREEMENT

THIS THIRD AMENDMENT TO Administrator Agreement (this “Third Amendment”) is entered into as of this 3rd day of January, 2017 (the “Execution Date”) by and among SageSure Insurance Managers LLC (“Administrator”) and Federated National Insurance Company (the “Company”).

RECITALS

WHEREAS,  Administrator and Company entered into that certain Administrator Agreement, as of June 28, 2013 (the “Agreement”); and

WHEREAS,  Administrator and Company desire to make certain amendments to the Agreement as more particularly described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Administrator and Company agree that Exhibit B – Administrator Compensation shall be amended and restated in its entirety and replaced with Exhibit B attached hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the Execution Date set forth above

SageSure Insurance Managers LLC		Federated National Insurance Company

By:	/s/ Terrence McLean	By:	/s/ Michael H. Braun
Date:	1/20/2017	Date:	1/20/2017
Name:	Terrence McLean	Name:	Michael H. Braun
Title:	President and CEO	Title:	President

EXHIBIT B

ADMINISTRATOR COMPENSATION

Administrator compensation will consist of the following:

•	Commission
•	Policy Fees and Inspection Fees
•	Setup and Installment Fees on Payment Plans
•	Profit Sharing

All Administrator compensation, other than Profit Sharing, will be reported to Company by the 10th of each month and paid from Program Bank Account to Administrator’s designated bank account.

Profit Sharing will be paid by Company to Administrator within 15 days of receipt from Administrator of annual Profit Sharing calculations (to be provided on or about March 15).

A.	Commission

The Administrator will earn commission based on gross written premiums per policy (“Commission”).  Commissionable premiums are exclusive of Surcharges and policy fees. Should this agreement terminate for any reason Administrator agrees to return to the Company all Commission on those policies that are canceled in a fashion consistent with monthly bordereaux statements.

The Commission allowable under this Agreement shall vary by state in accordance with the list below:

State	Provisional Commission for policies incepted prior to 9/1/2015
LA, SC, AL	New Business - ***** of gross written commissionable premiums
LA, SC, AL	Renewals - ***** of gross written commissionable premiums

State	Provisional Commission for policies incepted on or after 9/1/2015
LA, SC, AL, TX	New Business - ***** of gross written commissionable premiums
LA, SC, AL, TX	Renewals - ***** of gross written commissionable premiums

•

*****, *****, *****, *****, *****, *****, *****, *****, ***** – To Be Mutually Agreed upon by Company and Administrator prior to writing any business in such states, which agreement shall be documented by an addendum to this Exhibit B.

B.	Policy Fees and Inspection Fees

Only as allowed by applicable state law may the Administrator charge policy fees and inspection fees in connection with the business written pursuant to this Agreement.

C.	Setup Fees and Installment Fees on Payment Plans

The Administrator will collect setup fees and installment fees allowable under applicable state law on payment plans in exchange for coverage costs of bank accounts, credit card fees, ACH fees and lockbox fees associated with this Agreement.

2

D.	Profit Sharing

The Administrator will earn a profit sharing payment annually based on performance.  Company will provide Administrator with any financial information needed to calculate profit sharing no later than March 1 of each year. This information includes, but is not limited to, actual loss amounts paid and case reserves, actual reinsurance costs and associated allocation calculations and premium taxes.

The intent of the profit sharing arrangement is to establish a sharing of the inception to date profits generated under this Agreement. The parties agree that if the profit margin (defined based on ITD Profit divided by ITD Gross Earned Premium) is greater than *****, then the Administrator is entitled to ***** of the margin over ***** of the gross profit. Over the cumulative term of this Agreement, if the profit margin is greater than ***** but less than *****, then the Administrator is entitled to ***** of the profit margin. If the profit margin is greater than ***** and less than *****, the Administrator is entitled to ***** of the profit margin in excess of *****. If the profit margin is less than *****, there is no profit sharing.

The following describes in terms of mathematical expressions the approach to the computation over the life of this Agreement.

Profit sharing payments shall be based on the calculation set forth below.

Profit Sharing Calculations

“ITD” means Inception-to-Date for all revenues subject to this Agreement, which shall include all premiums, policy fees, inspection fees, setup fees and installment fees on payment plans collected on business written pursuant to this Agreement.  For the purposes of all calculations, Inception-to-Date refers to measurements for the period starting July 1, 2013 through the latest measurement period for all revenues subject to this Agreement.  For example, ITD Gross Earned Premium (or ITD GEP) for the year-end 2014 profit sharing calculations, as calculated in early 2015, is the total Gross Earned Premium for the periods from July 1, 2013 through December 31, 2014 and would be defined as ITD GEP or ITD GEP(t).  For the same measurement date in early 2015, ITD GEP(t-1) is defined as the inception-to-date GEP as of the prior year from July 1, 2013 through December 31, 2013.  The first measurement period will be for 2013 based on the period from inception through December 31, 2013.

Profit Sharing Account(t) = ITD Profit

Profit Share Account Increase(t) = Profit Sharing Account (t) - Profit Sharing Account (t-1)

Current Year Gross Earned Premiums = Gross Earned Premiums(t) = GEP(t) = ITD Gross Earned Premiums(t) - ITD Gross Earned Premiums(t-1)

ITD Margin = ITD Profit / ITD GEP

If ITD Margin >= ***** THEN

ITD Profit Sharing = [(ITD Margin - *****) * ***** + *****] * ITD GEP

If ITD Margin >= ***** AND ITD Margin < ***** THEN

ITD Profit Sharing = (ITD Margin - *****) * ITD GEP

3

ELSE

ITD Profit Sharing = 0

Profit Sharing Earned(t) = MAX[ITD Profit Sharing - SUM(Profit Sharing Earned(i)) for all i < t,0]

If Profit Sharing Earned(t) > 0 then Profit Sharing Payments will be made 100% within 15 days of the receipt of final calculations from Administrator (on or about March 31).

Commission True-up

Once annually, the Administrator will calculate the average paid commission rate paid to Administrator’s distribution sources.

Average Commission Rate to Distributors = Commission Paid to Distributors / Collected Commissionable Premium

Provisional Commission Rate = Provisional Commission Amounts Paid / Gross Written Commissionable Premiums

Commissions Paid to Distributors is defined as the agreed percentage of premium paid to producers for the placement of Company business plus any promotions, giveaways, incentive related programs, and out-of-pocket retail producer expenses designed to increase production of Company products.

If Average Commission Rate + ***** is less than Provision Commission Rate Administrator will return an amount to the Company equal to (Provisional Commission - Average Commission Rate - *****) * Gross Written Commissionable Premiums.

For each calendar year this Agreement is in effect, Administrator shall not spend in excess of the Provisional Commission Rate less ***** without prior written approval from Company.

The Commission True-up Payment from Administrator to Company or from Company to Administrator will take place simultaneously with any Profit Sharing Payment to Administrator such that the Profit Sharing payment will be decreased, if necessary.  If there is no Profit Sharing payment due to Administrator, Administrator shall make the Commission True-up Payment on or about April 1st of each year.

For periods prior to but not including 2015, the Commission True-up Payment is deemed to be not applicable in the calculation of any and all profit share payments, earnings or account adjustments.

General Definitions

ITD Profit (before profit sharing payments) =

ITD Gross Earned Premiums excluding surcharges, assessments and other regulatory charges)

Less ITD

a)Deemed Catastrophe Excess-of-Loss Reinsurance Costs

b)Actual Per Risk Reinsurance Costs

c)Actual Quota Share Reinsurance Costs

4

d)Actual Gross Losses and ALAE Incurred

e)ULAE Charge

f)IBNR Charge

g)Commissions including Commission True-up amounts

h)Actual Premium Taxes Incurred

i)ISO licensing fees for form usage outside of Florida

Plus

j)Deemed Reinsurance Recoveries from Deemed Catastrophe Excess-of-Loss Reinsurance in (a)

k)Actual Reinsurance Recoveries from Per Risk Reinsurance in (b)

l)Actual Reinsurance Recoveries from Quota Share Reinsurance in (c)

m)All policy fees not already included in premium, inspection fees, setup fees and installment fees on payment plans

a)Deemed Catastrophe Excess-of-Loss Reinsurance Costs will be calculated as the sum of following two amounts:

i) Buy-Down Layer Cost

ii) Shared Corporate Layer Cost

Buy-Down Layer for the first treaty year attaches at the greater of $4 million or 10% of Administrator’s March 31 in force premium (of the year in which reinsurance program incepts). Buy-Down Layer Cost is equal to the cost of placing Buy-Down Layer for ONLY business covered under this agreement.  If the Buy-Down Layer is not purchased by Company, then the Buy-Down Layer Cost is equal to ***** times modeled AAL at September 30 of the respective year.

Shared Corporate Layer for the 2013 catastrophe year attaches at $7 million and exhausts at 100-year Return Period PML. The Shared Corporate Layer for 2014 catastrophe year and beyond will attach at the level of Company’s corporate catastrophe reinsurance purchase and exhaust at the 100-year Return Period PML (this amount may be increased if required by regulatory or Demotech requirements). The Shared Corporate Layer Cost will be calculated using the Company’s AIR / RMS average AAL for each reinsurance layer purchased times Administrator program AIR / RMS average AAL at September 30.  Parties will mutually agree on reasonable estimate of AIR / RMS average AAL multiples for layers that are only partially covered by Shared Corporate Layer.

Given that Company reinsurance program incepts at July 1 of each year, 6/12 of costs in this section are from current catastrophe year and 6/12 from prior catastrophe year.  For example, 2014 calendar year costs for this calculation are based on 1/2 of 2013 catastrophe year costs and 1/2 of 2014 catastrophe year costs.

b)Costs incurred for the Calendar Year in the purchase of Per Risk Reinsurance including XOL Treaty, Facultative, ID Theft and any other Reinsurance.  For example, if the treaty incepts on July 1 of the year, the Calendar Year charge is 6/12 of the cost of the cost of the treaty incepting on July 1 of the preceding year and 6/12 of the cost of the treaty incepting in the current Calendar Year.

c)Ceded earned premium incurred in the purchase of Quota Share Reinsurance for the policies in this agreement. For example, if the treaty incepts on July 1 of the year, the Calendar Year charge is 6/12 of

5

the cost of the treaty incepting on July 1 of the preceding year and 6/12 of the cost of the treaty incepting in the current Calendar Year.

d)Calendar Year Incurred Losses and ALAE (including the benefit of subrogation).

e)ULAE Charge is ***** of Earned Premiums.

f)IBNR Factors of *****, *****, ***** applied to (d) for Calendar Years 1, 2, 3 respectively where Year 1 is most recent year (the latest year in calculation).  Year 1 factor will be applied to accident year incurred losses measured at December 31.  For example, IBNR of ***** will be applied to 2014 based on 2014 accident year losses reported and measured at December 31, 2014.

g)The sum of Commission rate times Earned Premiums for each policy plus all amounts payable as Commission True-up by Administrator.

h)The sum of Actual Rate of premium taxes times Earned Premiums for each state.  The Actual Rate of Premium Taxes is the actual Premium Taxes paid divided by the Gross Written Premium for each state.

i)The sum of expense incurred for providing licensed ISO Forms for products administered by Administrator. Should Company incur these costs in connection with revenues generated with a party other than the Administrator, the Administrator’s costs will be limited to a pro rata portion of the expense associated with Administrator’s revenue relative to the overall revenue.

j)Reinsurance recoveries from deemed or actual reinsurance described in (a).  To the extent covered losses are ceded (or deemed ceded) by policies contemplated in this Agreement and policies outside of this Agreement, the reinsurance recoveries will be allocated proportionally in each reinsurance layer based on gross loss for each catastrophe event.

k)Reinsurance recoveries from actual reinsurance described in (b).  To the extent covered losses are ceded by policies contemplated in this Agreement and policies outside of this Agreement, the reinsurance recoveries will be allocated proportionally in each reinsurance layer based on treaty year total losses ceded to each reinsurance layer.

l)Reinsurance recoveries, earned ceding commission and any profit sharing, experience account from actual reinsurance described in (c).  To the extent covered losses are ceded by policies contemplated in this Agreement and polices outside of this Agreement, the reinsurance recoveries will be allocated proportionally in each reinsurance layer based on treaty year losses ceded to each reinsurance layer.

m)All policy fees, inspection fees, setup fees and installment fees on payment plans collected pursuant to Paragraphs B and C of this Exhibit B.

Note that all amounts in the calculation of ITD Margin are ITD calculations.

All premium calculations exclude, surcharges, assessments and other regulatory charges that are added onto the policy charges after the calculation of premium.  Premium taxes are included in premium.

6

Modeling and Reinsurance Definitions

AIR Modeling uses the most recently available version of the model running the model settings with loss amplification (demand surge) without storm surge using the AIR long-term event rates for the business produced under this agreement.

RMS Modeling uses the most recently available version of the model running the model settings with loss amplification without storm surge, with secondary uncertainty using the RMS historical event rates for the business produced under this agreement.

100-Year Return Period PML= Arithmetic Average of the following numbers:

1.AIR loss historical event set with occurrence exceedance probability of 1.0%

2.RMS loss historical event set with occurrence exceedance probability of 1.0%

7